Exhibit 4.1

Execution Version

SECOND SUPPLEMENTAL INDENTURE

dated as of November 4, 2013

among

SHEA HOMES LIMITED PARTNERSHIP, and

SHEA HOMES FUNDING CORP.,

as Issuers,

The Guarantors Party Hereto

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

8.625% Senior Secured Notes Due 2019

THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), entered into as of November 4, 2013, among Shea Homes Limited Partnership, a California limited partnership (the “Company”), Shea Homes Funding Corp., a Delaware corporation (together with the Company, the “Issuers”), each of the guarantors party hereto (the “Guarantors”) and Wells Fargo Bank, National Association, a national banking association, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuers, the Guarantors party thereto and the Trustee entered into an indenture, dated as of May 10, 2011 (the “Original Indenture”), relating to the Company’s 8.625% Senior Secured Notes Due 2019 (the “Notes”), as supplemented by the first supplemental indenture, dated October 16, 2013 (the “First Supplemental Indenture”, and, together with the Original Indenture, the “Indenture”);

WHEREAS, Section 9.02(a) of the Indenture permits amendments to the Indenture with the consent (the “Requisite Consents”) of the Holders of a majority in principal amount of the outstanding Notes (the “Majority Holders”);

WHEREAS, pursuant to the terms and conditions of the Issuers’ Consent Solicitation Statement, dated as of October 22, 2013, and Letter of Consent, dated as of October 22, 2013, prepared by the Issuers in connection with their solicitation of consents, the Issuers have received the Requisite Consents as of 5:00 p.m., New York City time, October 31, 2013, to enter into the amendments to the Indenture (the “Amendments”) set forth in Section 2 of this Second Supplemental Indenture; and

WHEREAS, the Majority Holders have given and not revoked their consents to the Amendments set forth in Section 2 of this Second Supplemental Indenture.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

SECTION 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

SECTION 2.

2.01 Section 1.01 (“Definitions”) of the Original Indenture is amended by the modifications of the following individual definitions (without any effect on the other definitions contained in Section 1.01), as follows:

(a) The defined term “Credit Facility” shall be added as follows:

“Credit Facility” means one or more debt or credit facilities providing for revolving credit loans (which may include sublimits for letters of credit and other financial accommodations), in each case as amended and restated or otherwise modified, refinanced, refunded or replaced from time to time.

(b) The defined term “Credit Facility Obligations” shall be added as follows:

“Credit Facility Obligations” means the obligations of the Company, Funding Corp. and any Guarantor pursuant to the terms of any Credit Facility, the Indebtedness under which is Permitted Indebtedness incurred under clause (1) of the definition of “Permitted Indebtedness.”

(c) The definition of “Intercreditor Agreement” shall be amended and restated in its entirety as follows:

“Intercreditor Agreement” means any Intercreditor Agreement among the Trustee, the Collateral Agent and the Administrative Agent under any Credit Facility, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

(d) The defined term “LC Facility Agreement” shall be removed from the Indenture.

(e) The defined term “LC Facility Obligations” shall be removed from the Indenture.

(f) The definition of “Pari-Passu Lien Obligations” shall be amended to substitute the term “Credit Facility Obligations” for the term “LC Facility Obligations” therein.

(g) The definition of “Permitted Indebtedness” shall be amended and restated in its entirety as follows:

“Permitted Indebtedness” means

(1) Indebtedness of the Company or any Guarantor under one or more Credit Facilities not in excess of $125,000,000 aggregate principal amount outstanding at any one time; provided, however, that such $125,000,000 shall be reduced to the extent any letters of credit issued under any Credit Facility are drawn upon and the use of proceeds thereof constitute Investments (other than Permitted Investments described in clauses (3), (8), (9) and (10) of the definition thereof);

(2) Indebtedness with respect to the Original Notes and Guarantees thereof;

(3) Indebtedness (other than Indebtedness described in clauses (1) and (2) above) outstanding on the Issue Date after giving effect to the anticipated use of proceeds from the sale of the Initial Notes;

(4) Indebtedness owed to and held by the Company, the Corporate Issuer or a Restricted Subsidiary; provided, however, that (A) any subsequent issuance or transfer of any Equity Interests which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company, the Corporate Issuer or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the obligor thereon and (B) if the Company or the Corporate Issuer is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Notes;

(5) Indebtedness of the Company or any Restricted Subsidiary under any Interest Protection Agreements in a notional amount no greater than the outstanding principal amount (at the time the related Interest Protection Agreement is entered into) of the Indebtedness being hedged;

(6) Purchase Money Indebtedness and Capitalized Lease Obligations Incurred by the Company or any Restricted Subsidiary in connection with the acquisition of equipment and fixtures or other Property in an aggregate principal amount outstanding at any one time (including all Refinancing Indebtedness Incurred to Refinance any Indebtedness Incurred pursuant to this clause (6)) not to exceed $10,000,000 (which amount shall not include any obligations that would not be required to be classified or accounted for as Capital Lease Obligations in accordance with GAAP as of March 31, 2011, without giving effect to any changes therein after the Issue Date);

(7) to the extent a portion of the Original Notes are redeemed or repurchased and retired, Indebtedness of the Company or any Guarantor in an aggregate amount (including all Refinancing Indebtedness Incurred to Refinance any Indebtedness Incurred pursuant to this clause (7)) not to exceed the lesser of (x) 75% of the aggregate principal amount of the Notes so redeemed or repurchased and retired and (y) $100,000,000;

(8) Indebtedness of the Company or any Guarantor which, together with all other Indebtedness Incurred under this clause (8), including all Indebtedness Incurred to Refinance any Indebtedness Incurred under this clause (8), does not exceed $25,000,000 aggregate principal amount outstanding at any one time;

(9) all obligations under any arrangement (including (x) adjustments to land purchase price and (y) profit participations) by which future payments are due to the sellers of real property acquired by either of the Issuers or any Restricted Subsidiary after a specified period of time following such acquisition or at the time of the subsequent sale of the subject real property, which future payments (i) are based on the subsequent sale price of the subject real property, the allocated costs of developing the subject real property or an amount specified at the time of such acquisition and (ii) may include fixed minimum amounts in respect of such arrangements and true-up payments;

(10) Refinancing Indebtedness Incurred by the Company or any Guarantor in respect of (i) any Coverage Indebtedness or (ii) any Permitted Indebtedness Incurred pursuant to clause (2) or (3) above or this clause (10);

(11) bank overdrafts arising in the ordinary course of business;

(12) obligations under an agreement with any government authority, adjoining (or common masterplan) landowner or seller of real property, in each case entered into in the ordinary course of business in connection with the acquisition of real property, to entitle, develop or construct infrastructure thereupon;

(13) Indebtedness deemed to exist pursuant to the terms of a joint venture agreement as a result of the failure of the Company or any Restricted Subsidiary to make a required capital contribution therein; provided, however, that the only recourse on such Indebtedness is limited to the Company’s or such Restricted Subsidiary’s equity interests in the related joint venture;

(14) obligations relating to, and guarantees and pledges of assets Incurred in the ordinary course of business in respect of (x) surety bonds and (y) payments due in respect of community facility district, metro-district, mello-roos, subdivision improvement and similar bonding requirements;

(15) repayment guarantees that constitute Investments made pursuant to the JV Payment Basket; provided, however, that, after giving effect to such guarantees, the Company could invest at least $1.00 in a Restricted Investment pursuant to Section 4.07(b)(xiii);

(16) Indebtedness that is Non-Recourse Indebtedness with respect to the Company and the Restricted Subsidiaries;

(17) any guarantee by the Company or any Guarantor of any Coverage Indebtedness or any Permitted Indebtedness (other than Permitted Indebtedness incurred pursuant to clause (13) or (16) above); provided, however, that in the event such Indebtedness that is being guaranteed is subordinated to the Notes or a Guarantee, as the case may be, then the related guarantee shall be subordinated in right of payment to the Notes or such Guarantee, as the case may be; and

(18) any Indebtedness Incurred by the Corporate Issuer as a co-issuer or co-guarantor of such Indebtedness with the Company.

(h) The definition of “Security Documents” shall be amended and restated in its entirety as follows:

“Security Documents” means the security documents, including the Mortgages and the Security Agreement, granting or perfecting a security interest in any Property or assets of any Person to secure the Indebtedness and related Obligations under the Notes, the Guarantees, any Credit Facility, any guarantee of a Credit Facility and any other Pari-Passu Lien Obligations, as each may be amended, restated, supplemented or otherwise modified from time to time.

2.02. Clause (viii) of Section 4.09(a) of the Indenture shall be amended and restated in its entirety as follows:

(viii) encumbrances or restrictions existing under or by reason of (A) the Indenture, the Notes or the Guarantees, (B) any Credit Facility, the Indebtedness under which is Permitted Indebtedness incurred under clause (1) of the definition of “Permitted Indebtedness”, or (C) the definitive agreements governing any other Pari-Passu Indebtedness permitted to be Incurred subsequent to the Issue Date in accordance with Section 4.06; provided, however, that in the case of clause (C), (x) either (i) the encumbrance or restriction applies only in the event of and during the continuance of a payment default or a default with respect to a financial covenant contained in such definitive agreements or (ii) the Company determines at the time any such Pari-Passu Indebtedness is Incurred (and at the time of any modification of the terms of any such encumbrance or restriction) that any such encumbrance or restriction will not materially affect the Company’s or any Restricted Subsidiary’s ability to make principal or interest payments on the Notes and any other Indebtedness that is an obligation of the Company or any Restricted Subsidiary, as applicable, and (y) the encumbrance or restriction is not materially more disadvantageous to the holders of the Notes than is customary in comparable financings or agreements (as determined by the Company in good faith),

2.03 Clause (A) of Section 4.07(a)(iii) of the Indenture would be amended and restated as follows:

(A) 50% of the Consolidated Net Income of the Company on a cumulative basis during the period (taken as one accounting period) from and including October 1, 2013 and ending on the last day of the Company’s fiscal quarter immediately preceding the date of such Restricted Payment (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit), plus

SECTION 3. The foregoing amendments are limited in effect and, except as specifically set forth in this Second Supplemental Indenture, shall apply only as expressly set forth in this Second Supplemental Indenture and shall not constitute a modification or amendment of any other provision of the Indenture. Except as expressly amended hereby, all the terms, conditions and provisions of the Indenture shall remain in full force and effect.

SECTION 4. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. This Second Supplemental Indenture may be signed in various counterparts that together will constitute one and the same instrument.

SECTION 6. This Second Supplemental Indenture is an amendment supplemental to the Indenture (as amended and supplemented to the date hereof) and the Indenture and this Second Supplemental Indenture will henceforth be read together.

SECTION 7. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuers and each Guarantor.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

SHEA HOMES LIMITED PARTNERSHIP,

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary

/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

SHEA HOMES FUNDING CORP.,

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary

/s/ Robert R. O’Dell
Name:Robert R. O’Dell Title: Treasurer

[Signature Page to Second Supplemental Indenture]

GUARANTORS:

HIGHLANDS RANCH DEVELOPMENT CORPORATION,

a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

MONTY GREEN HOLDINGS, LLC,

a Delaware limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation
Its Sole Member

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

MOUNTAINBROOK VILLAGE COMPANY,

an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SAND CREEK CATTLE COMPANY,

a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SERENADE AT NATOMAS, LLC,

a California limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation,
Its sole Member

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SEVILLE GOLF AND COUNTRY CLUB, LLC,
an Arizona limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SHEA BREA DEVELOPMENT, LLC,
a Delaware limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SHEA CAPITAL II, LLC,
a Delaware limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA COMMUNITIES MARKETING COMPANY,

a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SHEA FINANCIAL SERVICES, INC.,

a California corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES, INC.,

a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES AT MONTAGE, LLC,

a California limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SHEA HOMES SOUTHWEST, INC.,

an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES VANTIS, LLC

a California limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation,
Its sole Member

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA INSURANCE SERVICES, INC.,

a California corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SHEA LA QUINTA LLC,

a California limited liability company

By:	Shea Homes, Inc.,
a Delaware corporation,
Its sole Member

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA NINTH AND COLORADO, LLC,
a Colorado limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SHEA OTAY VILLAGE 11, LLC,
a California limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SHEA PROCTOR VALLEY, LLC,
a California limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA PROPERTIES OF COLORADO, INC.,

a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SHEA TONNER HILLS, LLC,
a Delaware limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

:				By	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA VICTORIA GARDENS, LLC,

a Florida limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

SH JUBILEE, LLC,

a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SH JUBILEE MANAGEMENT, LLC,

a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHI JV HOLDINGS, LLC,

a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHLP JV HOLDINGS, LLC,

a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

TOWER 104 GATHERING, LLC,
a Colorado limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

TOWER 104 OIL, LLC,
a Colorado limited liability company

By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Sole Member and Manager

	By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

		By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

			By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

TRILOGY ANTIOCH, LLC,
a California limited liability company

By:	SHEA CAPITAL II, LLC,
a Delaware limited liability company,
Its Manager

	By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Manager

		By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

			By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

				By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

					By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

					By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

UDC ADVISORY SERVICES, INC.,

an Illinois corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

UDC HOMES CONSTRUCTION, INC.,

an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

VISTANCIA CONSTRUCTION, LLC,

a Delaware limited liability company

By:	Shea Homes Southwest, Inc.,
an Arizona corporation,
Its Manager

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

VISTANCIA MARKETING, LLC,

a Delaware limited liability company

By:	Shea Homes Southwest, Inc.,
an Arizona corporation,
Its Manager

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

WELLS FARGO BANK, NATIONAL

    ASSOCIATION, as Trustee,

By:	/s/ Maddy Hall
Name: Maddy Hall Title: Vice President

[Signature Page to Second Supplemental Indenture]